Dreyfus Premier

Value Fund

SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                                 Dreyfus Premier

                                                                      Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Value Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks. The economic outlook may have become less uncertain, but the short-term movements of the stock market remain impossible to predict.

Indeed, the market' s direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Premier Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund's Class A shares achieved a total return of 8.04%, Class B shares achieved a total return of 7.65% , Class C shares achieved a total return of 7.60%, Class R shares achieved a total return of 7.88% and Class T shares achieved a total return of 7.43%.(1) In comparison, the fund's benchmark, the Russell 1000 Value Index (the "Index"), achieved a total return of 8.87% for the same period.( 2)

We attribute the fund' s performance to a market environment in which renewed U.S. economic growth created generally positive conditions for many equities, particularly value-oriented stocks. The fund produced slightly weaker results than the Index because of the disappointing performance of a small number of individual holdings, particularly in the financial and capital goods industry groups.

What is the fund's investment approach?

The fund invests primarily in the stocks of large-capitalization, value-oriented companies and uses a value approach to stock selection. We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks, first to identify those that appear underpriced in relation to their intrinsic values, and then to focus on those value stocks we believe are best positioned to grow in the prevailing market environment. Our team of experienced analysts examines the fundamentals of each top-ranked candidate from our process, providing additional information to help the portfolio manager decide which to purchase or sell.

In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with exposure to individual market sectors. Instead of attempting to predict which The Fun

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

industries or sectors are likely to perform best in the near future, we allocate the fund' s resources among sectors in roughly the same proportions as our benchmark. However, we may choose to moderately emphasize certain sectors that we believe offer greater long-term growth prospects than those of the overall market.

What other factors influenced the fund's performance?

The market gained ground in late 2001 in response to evidence of renewed U.S. economic growth. However, the market' s advance was slowed by a series of political and economic concerns. These included uncertainties surrounding conflict in the Middle East and questions regarding the credibility of various companies' financial statements in the wake of the Enron accounting scandal and collapse. In this volatile environment, investors tended to favor the kinds of defensive, value-oriented stocks in which the fund generally invests. Accordingly, the fund and Index scored significantly greater gains than the overall market, both rising more than 8% compared to the more broadly based S&P 500 Index, which rose 2.31% over the reporting period.(3)

Overall, the fund's performance corresponded closely to that of its benchmark. In some industry groups, however, the fund failed to match the Index, while in other areas it achieved stronger returns. On the positive side, the fund invested a lower percentage of its assets than its benchmark in major pharmaceutical companies, a group that suffered due to expiring patents and weak product pipelines. Instead, the fund emphasized managed care companies such as WellPoint Health Networks, and other service providers such as Henry Schein. These health care holdings delivered strong returns on the basis of consistently rising earnings. Among consumer cyclical stocks, the fund achieved greater than average gains because of our stock selection strategy, which led us to several of the sector' s top performers, including Sears Roebuck, Carnival and Target. Finally, in the communications services area, the fund avoided stocks of most long-distance and wireless providers, which were hurt by an industry-wide slowdown. Instead, the fund focused on regional providers, such as BellSouth, that were better positioned to weather the downturn.

Unfortunately, the positive impact of these relatively good performers was slightly overbalanced by the negative impact of a few weaker than average holdings. In the financial area, returns suffered because of the fund's focus on large-cap companies during a period in which market strength was concentrated in midcap companies, particularly regional banks. In the capital goods area, one of the fund' s larger holdings, Tyco International, declined significantly when questions arose regarding its accounting practices.

What is the fund's current strategy?

As of April 30, 2002, we have maintained relatively light exposure to the capital goods and transportation sectors, which we believe are less likely to rise during the early stages of a broad economic recovery. We have also continued to avoid most stocks in the communications services area, which is still suffering from overcapacity and low customer demand. Conversely, we have emphasized health care services stocks with strong business fundamentals that are selling at prices we believe are attractive. We have also taken relatively large positions in consumer cyclical stocks, an area we believe is likely to benefit from a gradual improvement in the U.S. economic climate.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   ()PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                        The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--94.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

BANKING--10.0%

Bank of America                                                                                  62,300                4,515,504

Bank of New York                                                                                 44,600                1,631,914

FleetBoston Financial                                                                            46,500                1,641,450

JP Morgan Chase & Co.                                                                            58,900                2,067,390

PNC Financial Services Group                                                                      8,400                  463,260

Wells Fargo                                                                                      90,800                4,644,420

                                                                                                                      14,963,938

COMMERCIAL SERVICES--1.1%

Henry Schein                                                                                     14,700  (a)             699,573

McGraw-Hill Cos.                                                                                 15,200                  972,648

                                                                                                                       1,672,221

CONSUMER DURABLES--3.0%

Ford Motor                                                                                       60,000                  960,000

General Motors                                                                                   26,846                1,722,171

Goodyear Tire & Rubber                                                                           32,900                  732,025

Newell Rubbermaid                                                                                32,800                1,029,920

                                                                                                                       4,444,116

CONSUMER NON-DURABLES--10.3%

Coca-Cola                                                                                        16,800                  932,568

Jones Apparel Group                                                                              26,700  (a)           1,039,965

Kimberly-Clark                                                                                   17,400                1,133,088

Kraft Foods, Cl. A                                                                               36,500                1,497,960

Liz Claiborne                                                                                    45,600                1,426,824

PepsiCo                                                                                          14,700                  762,930

Philip Morris Cos.                                                                               62,800                3,418,204

Procter & Gamble                                                                                 48,000                4,332,480

UST                                                                                              21,700                  863,660

                                                                                                                      15,407,679

CONSUMER SERVICES--4.1%

Carnival                                                                                         45,000                1,498,950

Clear Channel Communications                                                                     10,300  (a)             483,585

Comcast, Cl. A                                                                                   17,400  (a)             465,450

Disney (Walt)                                                                                    60,100                1,393,118

McDonald's                                                                                       43,500                1,235,400

Viacom, Cl. B                                                                                    23,800  (a)           1,120,980

                                                                                                                       6,197,483

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY--4.7%

Boeing                                                                                           18,000                  802,800

Compaq Computer                                                                                  87,400                  887,110

General Dynamics                                                                                  4,300                  417,487

International Business Machines                                                                  18,800                1,574,688

LSI Logic                                                                                        28,000  (a)             359,800

Lam Research                                                                                     11,900  (a)             305,354

Micron Technology                                                                                46,600  (a)           1,104,420

Motorola                                                                                         55,900                  860,860

Raytheon                                                                                         19,000                  803,700

                                                                                                                       7,116,219

ENERGY MINERALS--7.8%

Anadarko Petroleum                                                                               17,700                  952,614

Conoco                                                                                           67,000                1,879,350

Exxon Mobil                                                                                     159,260                6,397,474

Ocean Energy                                                                                    113,700                2,433,180

Premcor                                                                                           3,100  (a)              87,575

                                                                                                                      11,750,193

FINANCE--19.0%

Allstate                                                                                         62,900                2,499,646

American Express                                                                                 49,500                2,029,995

American International Group                                                                     68,927                4,764,234

Bank One                                                                                         60,600                2,476,722

Citigroup                                                                                       137,301                5,945,134

Countrywide Credit Industries                                                                    16,200                  756,702

Federal Home Loan Mortgage                                                                       24,100                1,574,935

Federal National Mortgage Association                                                            14,300                1,128,699

Fifth Third Bancorp                                                                              12,300                  843,657

Household International                                                                          14,700                  856,863

Keycorp                                                                                          19,100                  536,901

MBNA                                                                                             22,000                  779,900

Marsh & McLennan Cos.                                                                             7,000                  707,560

Morgan Stanley Dean Witter & Co.                                                                 34,600                1,651,112

USA Education                                                                                    20,400                1,955,340

                                                                                                                      28,507,400

HEALTH SERVICES--3.6%

HCA                                                                                              38,400                1,835,136

Healthsouth                                                                                      61,700  (a)             931,670

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES (CONTINUED)

Humana                                                                                           43,000  (a)             703,050

WellPoint Health Networks                                                                        26,400  (a)           1,982,112

                                                                                                                       5,451,968

HEALTH TECHNOLOGY--4.1%

Abbott Laboratories                                                                              29,300                1,580,735

Bard (C.R.)                                                                                       9,000                  494,460

Bristol-Myers Squibb                                                                             17,000                  489,600

Johnson & Johnson                                                                                21,578                1,377,971

King Pharmaceuticals                                                                             22,533  (a)             706,184

Merck & Co                                                                                       13,200                  717,288

Wyeth                                                                                            13,800                  786,600

                                                                                                                       6,152,838

INDUSTRIAL SERVICES--1.8%

Schlumberger                                                                                     21,000                1,149,750

Waste Management                                                                                 56,300                1,482,942

                                                                                                                       2,632,692

NON-ENERGY MINERALS--1.0%

Alcoa                                                                                            20,300                  690,809

Weyerhaeuser                                                                                     12,800                  763,008

                                                                                                                       1,453,817

PROCESS INDUSTRIES--3.4%

Boise Cascade                                                                                    27,200                  921,264

Dow Chemical                                                                                     52,750                1,677,450

duPont (EI) deNemours                                                                            28,100                1,250,450

International Paper                                                                              30,100                1,247,043

                                                                                                                       5,096,207

PRODUCER MANUFACTURING--3.0%

Deere & Co.                                                                                      10,700                  478,932

Emerson Electric                                                                                 12,100                  646,019

Honeywell International                                                                          22,500                  825,300

3M                                                                                               16,200                2,037,960

Tyco International                                                                               31,000                  571,950

                                                                                                                       4,560,161

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE--5.2%

Costco Wholesale                                                                                 21,700  (a)             872,340

May Department Stores                                                                            34,800                1,206,864

Office Depot                                                                                     45,000  (a)             861,300

Safeway                                                                                          19,000  (a)             797,050

Sears, Roebuck                                                                                   43,000                2,268,250

Target                                                                                           42,300                1,846,395

                                                                                                                       7,852,199

TECHNOLOGY SERVICES--1.3%

Accenture, Cl. A                                                                                 29,400  (a)             630,336

Adobe Systems                                                                                    21,700                  867,132

Anthem                                                                                            5,500  (a)             375,100

                                                                                                                       1,872,568

TRANSPORTATION--.5%

Norfolk Southern                                                                                 36,000                  771,480

UTILITIES--11.0%

AT&T                                                                                             50,600                  663,877

Allegheny Energy                                                                                 23,000                  964,160

BellSouth                                                                                        55,800                1,693,530

Dominion Resources                                                                                6,300                  418,446

Duke Energy                                                                                      60,500                2,318,965

El Paso                                                                                          18,005                  720,200

Exelon                                                                                           11,100                  602,730

Liberty Media, Cl. A                                                                             85,400                  913,780

SBC Communications                                                                               59,996                1,863,476

TXU                                                                                              54,900                2,987,658

Verizon Communications                                                                           55,536                2,227,549

Xcel Energy                                                                                      42,400                1,078,232

                                                                                                                      16,452,603

TOTAL COMMON STOCKS

   (cost $124,998,541)                                                                                               142,355,782

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

SHORT-TERM INVESTMENTS--4.9%                                                                  Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

1.72%, 5/9/2002                                                                                 671,000                  670,745

1.64%, 5/16/2002                                                                              2,465,000                2,463,250

1.67%, 5/23/2002                                                                              3,933,000                3,928,910

1.63%, 6/13/2002                                                                                356,000                  355,273

TOTAL SHORT-TERM INVESTMENTS

   (cost $7,418,342)                                                                                                   7,418,178
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $132,416,883)                                                               99.8%             149,773,960

CASH AND RECEIVABLES (NET)                                                                           .2%                 307,502

NET ASSETS                                                                                        100.0%             150,081,462

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                              Cost         Value

--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of

Investments                                           132,416,883   149,773,960

Cash                                                                    204,432

Receivable for investment securities sold                               326,280

Dividends receivable                                                    115,165

Receivable for shares of Beneficial Interest subscribed                   1,414

Prepaid expenses                                                         26,807

                                                                     150,448,058

--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           155,825

Payable for shares of Beneficial Interest redeemed                       92,073

Payable for investment securities purchased                              74,400

Accrued expenses                                                         44,298

                                                                         366,596

--------------------------------------------------------------------------------

NET ASSETS ($)                                                      150,081,462
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     132,880,006

Accumulated undistributed investment income--net                        497,235

Accumulated net realized gain (loss) on investments                    (652,856)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      17,357,077
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      150,081,462

NET ASSET VALUE PER SHARE

                                            Class A                Class B             Class C          Class R             Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                           137,174,642            11,571,971           1,300,759            8,057              26,033

Shares Outstanding                         7,768,973               687,779              78,207          466.156           1,494.084
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                               17.66                 16.83               16.63            17.28               17.42

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       1,355,257

Interest                                                                67,027

TOTAL INCOME                                                         1,422,284

EXPENSES:

Management fee--Note 3(a)                                              565,621

Shareholder servicing costs--Note 3(c)                                 285,511

Distribution fees--Note 3(b)                                            47,133

Registration fees                                                       29,014

Professional fees                                                       25,992

Prospectus and shareholders' reports                                    22,484

Custodian fees--Note 3(c)                                                8,228

Trustees' fees and expenses--Note 3(d)                                   4,328

Dividends on securities sold short                                       2,300

Loan commitment fees--Note 2                                             1,619

Miscellaneous                                                            2,684

TOTAL EXPENSES                                                         994,914

INVESTMENT INCOME--NET                                                 427,370
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                   (575,986)

  Short sale transactions                                               19,690

Net realized gain (loss) on financial futures                          288,883

NET REALIZED GAIN (LOSS)                                              (267,413)

Net unrealized appreciation (depreciation) on investments           11,302,767

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              11,035,354

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,462,724

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2002          Year Ended

                                               (Unaudited)   October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            427,370             995,792

Net realized gain (loss) on investments          (267,413)          6,593,372

Net unrealized appreciation

   (depreciation) on investments               11,302,767         (32,266,246)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,462,724         (24,677,082)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (980,302)           (790,683)

Class B shares                                     (1,309)                 --

Class C shares                                       (909)               (960)

Class R shares                                         --                 (40)

Class T shares                                       (119)                 (3)

Net realized gain on investments:

Class A shares                                 (6,080,937)        (11,810,115)

Class B shares                                   (519,444)           (833,400)

Class C shares                                    (60,155)            (60,312)

Class R shares                                       (324)               (467)

Class T shares                                     (1,128)                (82)

TOTAL DIVIDENDS                                (7,644,627)        (13,496,062)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  7,844,369          21,501,818

Class B shares                                  1,852,404           4,756,843

Class C shares                                    472,964           1,246,557

Class R shares                                        698               1,792

Class T shares                                      3,665              22,642

Dividends reinvested:

Class A shares                                  6,531,067          11,714,511

Class B shares                                    377,170             662,292

Class C shares                                     38,619              43,887

Class R shares                                        324                 507

Class T shares                                      1,248                  85

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                           April 30, 2002          Year Ended

                                               (Unaudited)   October 31, 2001
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                (13,523,236)        (29,635,960)

Class B shares                                 (1,506,177)         (4,177,960)

Class C shares                                   (485,130)           (499,412)

Class R shares                                         --                (139)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        1,607,985           5,637,463

TOTAL INCREASE (DECREASE) IN NET ASSETS         5,426,082         (32,535,681)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           144,655,380         177,191,061

END OF PERIOD                                 150,081,462         144,655,380

Undistributed investment income--net              497,235           1,052,504


                                         Six Months Ended

                                           April 30, 2002          Year Ended

                                               (Unaudited)   October 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       440,464           1,099,334

Shares issued for dividends reinvested            379,065             609,179

Shares redeemed                                  (761,593)         (1,527,160)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      57,936             181,353
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       109,315             260,954

Shares issued for dividends reinvested             22,900              35,916

Shares redeemed                                   (89,428)           (222,073)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      42,787              74,797
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        28,236              67,426

Shares issued for dividends reinvested              2,372               2,406

Shares redeemed                                   (29,015)            (27,605)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,593              42,227
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            41                  93

Shares issued for dividends reinvested                 19                  27

Shares redeemed                                        --                  (7)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          60                 113
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           203               1,161

Shares issued for dividends reinvested                 73                   5

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         276               1,166

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 32,062 CLASS B SHARES REPRESENTING $542,282 WERE AUTOMATICALLY CONVERTED TO 30,598 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 79,877 CLASS B SHARES REPRESENTING $1,494,395 WERE AUTOMATICALLY CONVERTED TO 76,500 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                            April 30, 2002                                Year Ended October 31,
                                                                --------------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)          2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             17.22          21.85          22.00          21.07          24.30         22.42

Investment Operations:

Investment income--net                               .06(a)         .13(a)         .10(a)         .11(a)         .13           .12

Net realized and unrealized
   gain (loss)( )on investments                     1.30          (3.08)          1.74           2.50            .23          5.40

Total from Investment Operations                    1.36          (2.95)          1.84           2.61            .36          5.52

Distributions:

Dividends from investment

   income--net                                      (.13)          (.11)          (.11)          (.11)          (.11)         (.20)

Dividends from net realized
   gain on investments                              (.79)         (1.57)         (1.88)         (1.57)         (3.48)        (3.44)

Total Distributions                                 (.92)         (1.68)         (1.99)         (1.68)         (3.59)        (3.64)

Net asset value, end of period                     17.66          17.22          21.85          22.00          21.07         24.30
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                8.04(c)      (14.32)          9.00          13.24           1.53         27.43
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses

   to average net assets                             .62(c)        1.20           1.20           1.18           1.19          1.18

Ratio of net investment income

   to average net assets                             .31(c)         .66            .50            .51            .54           .51

Portfolio Turnover Rate                            17.72(c)       91.91         150.24         141.85         159.30        123.53
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                   137,175        132,810        164,534        171,526        178,593       206,333

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                          Six Months Ended

                                            April 30, 2002                                 Year Ended October 31,
                                                                -------------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)          2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             16.40          20.93          21.21          20.41          23.70         21.92

Investment Operations:

Investment (loss)                                   (.02)(a)       (.03)(a)       (.04)(a)       (.05)(a)       (.04)         (.04)

Net realized and unrealized
   gain (loss) on investments                       1.24          (2.93)          1.64           2.42            .23          5.29

Total from Investment Operations                    1.22          (2.96)          1.60           2.37            .19          5.25

Distributions:

Dividends from investment

   income--net                                      (.00)(b)         --             --             --             --          (.03)

Dividends from net realized
   gain on investments                              (.79)        (1.57)          (1.88)         (1.57)         (3.48)        (3.44)

Total Distributions                                 (.79)        (1.57)          (1.88)         (1.57)         (3.48)        (3.47)

Net asset value, end of period                     16.83         16.40           20.93          21.21          20.41         23.70
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                7.65(d)     (15.02)           8.12          12.38            .75         26.55
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               1.02(d)       2.02            1.99           1.94           1.95          1.93

Ratio of investment (loss)

   to average net assets                            (.09)(d)      (.16)           (.23)          (.25)          (.22)         (.27)

Portfolio Turnover Rate                            17.72(d)      91.91           150.24        141.85         159.30        123.53
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                    11,572        10,575           11,936        26,897         47,512        52,847

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                            April 30, 2002                                Year Ended October 31,
                                                             ---------------------------------------------------------------------

CLASS C SHARES                              (Unaudited)          2001          2000            1999           1998          1997
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           16.22          20.75         21.06           20.28          23.67         21.90

Investment Operations:

Investment (loss)                                 (.01)(a)       (.04)(a)      (.11)(a)        (.06)(a)       (.05)         (.14)(a)

Net realized and unrealized
   gain (loss) on investments                     1.22          (2.89)         1.68            2.41            .20          5.35

Total from Investment Operations                  1.21          (2.93)         1.57            2.35            .15          5.21

Distributions:

Dividends from investment

   income--net                                    (.01)          (.03)           --              --           (.06)          --

Dividends from net realized
   gain on investments                            (.79)         (1.57)        (1.88)          (1.57)         (3.48)        (3.44)

Total Distributions                               (.80)         (1.60)        (1.88)          (1.57)         (3.54)        (3.44)

Net asset value, end of period                   16.63          16.22         20.75           21.06          20.28         23.67
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                              7.60(c)      (14.99)         8.02           12.25            .65         26.38
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                             1.01(c)        2.04          2.03            1.96           2.08          2.00

Ratio of investment (loss)

   to average net assets                          (.08)(c)       (.20)         (.59)           (.29)          (.35)         (.56)

Portfolio Turnover Rate                          17.72(c)       91.91        150.24          141.85         159.30        123.53
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                   1,301          1,243           714             712            652           594

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended

                                            April 30, 2002                                 Year Ended October 31,
                                                          --------------------------------------------------------------------

CLASS R SHARES                            (Unaudited)          2001           2000            1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         16.78          21.55          21.70           20.87          24.30         22.42

Investment Operations:

Investment income (loss)--net                    .03(a)        (.05)(a)        .05(a)          .06(a)         .21           .19

Net realized and unrealized
   gain (loss) on investments                   1.26          (3.01)          1.75            2.47           (.01)         5.38

Total from Investment Operations                1.29          (3.06)          1.80            2.53            .20          5.57

Distributions:

Dividends from investment

   income--net                                    --           (.14)          (.07)           (.13)          (.15)         (.25)

Dividends from net realized
   gain on investments                          (.79)         (1.57)         (1.88)          (1.57)         (3.48)        (3.44)

Total Distributions                             (.79)         (1.71)         (1.95)          (1.70)         (3.63)        (3.69)

Net asset value, end of period                 17.28          16.78          21.55           21.70          20.87         24.30
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                7.88(b)      (15.15)          8.97           12.99            .77         27.74
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            .75(b)        2.13           1.37            1.40           1.00           .94

Ratio of net investment income
   (loss) to average net assets                  .18(b)        (.27)           .26             .29            .51           .71

Portfolio Turnover Rate                        17.72(b)       91.91         150.24          141.85         159.30        123.53
------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                     8              7              6               8              6             5

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         Six Months Ended

                                                                           April 30, 2002            Year Ended October 31,
                                                                                                   ------------------------

CLASS T SHARES                                                                 (Unaudited)            2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                17.05            21.77         19.15

Investment Operations:

Investment (loss)                                                                    (.03)(b)         (.02)(b)      (.02)(b)

Net realized and unrealized gain
   (loss) on investments                                                             1.27            (3.08)         2.64

Total from Investment Operations                                                     1.24            (3.10)         2.62

Distributions:

Dividends from investment income--net                                                (.08)            (.05)           --

Dividends from net realized
   gain on investments                                                               (.79)           (1.57)           --

Total Distributions                                                                  (.87)           (1.62)           --

Net asset value, end of period                                                      17.42            17.05         21.77
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                 7.43(d)        (15.08)        13.68(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              1.12(d)          1.92          1.17(d)

Ratio of investment (loss)

   to average net assets                                                             (.19)(d)         (.11)         (.09)(d)

Portfolio Turnover Rate                                                             17.72(d)         91.91        150.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  26               21             1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Value Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering two series including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Finanicial Corporation

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized
on    the    accrual    basis.    Under

the terms of the custody agreement, the fund received net earnings credits of $65 during the period ended April 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The Distributor retained $31,090 during the period ended April 30, 2002 from commissions earned on sales of the fund's shares.

(b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2002, Class B, Class C and Class T shares were charged $42,296, $4,805 and $32, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares were charged $172,798, $14,099, $1,602 and $32, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $54,018 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2002, the fund was charged $8,228 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended April 30, 2002:

                                       Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                        25,373,408           30,543,852

Short sale transactions                     883,623              903,313

     TOTAL                               26,257,031           31,447,165

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At April 30, 2002, there were no securities sold short outstanding.

The  fund may invest in financial futures contracts in order to gain exposure to
or protect against changes in the market. The fund is   The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2002, there were no financial futures contracts outstanding.

At April 30, 2002, accumulated net unrealized appreciation on investments was $17,357,077, consisting of $25,537,731 gross unrealized appreciation and $8,180,654 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

                        For More Information

                        Dreyfus Premier Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  037SA0402